UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 27, 2004

SOUTHERN UNION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-6407	75-0571592
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

One PEI Center Wilkes-Barre, Pennsylvania		18711 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (570) 820-2400

ITEM 9.  REGULATION FD DISCLOSURE

On July 27, 2004, Southern Union Company (“Southern Union” or the “Company”) issued a press release announcing that it has priced its public offering of 11,000,000 shares of its common stock at $18.75 per share.  Of those shares, 4,800,000 shares were newly issued by the Company and 6,200,000 shares were sold in connection with forward sales agreements with J.P. Morgan Securities Inc. and an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “forward purchasers”).  The forward purchasers have granted the underwriters a 30-day option to purchase up to an additional 1,650,000 shares of common stock at the public offering price, less the underwriting discount, to cover over-allotments.  The offering is subject to customary closing conditions and is expected to close on Friday, July 30, 2004.

The information furnished under Item 9 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Exhibit No.

99.1	Press Release issued by Southern Union Company dated July 27, 2004.

This release and other Company reports and statements issued or made from time to time contain certain “forward-looking statements” concerning projected future financial performance, expected plans or future operations. Southern Union cautions that actual results and developments may differ materially from such projections or expectations.

Investors should be aware of important factors that could cause actual results to differ materially from the forward-looking projections or expectations. These factors include, but are not limited to: cost of gas; gas sales volumes; gas throughput volumes and available sources of natural gas; discounting of transportation rates due to competition; customer growth; abnormal weather conditions in the Company’s service territories; impact of relations with labor unions of bargaining-unit employees; the receipt of timely and adequate rate relief and the impact of future rate cases or regulatory rulings; the outcome of pending and future litigation; the speed and degree to which competition is introduced to the Company’s gas distribution business; new legislation and government regulations and proceedings affecting or involving the Company; unanticipated environmental liabilities; the Company’s ability to comply with or to challenge successfully existing or new environmental regulations; changes in business strategy and the success of new business ventures, including the risk that businesses acquired and any other investments the Company makes may not be successfully integrated with the Company’s business; exposure to customer concentration with a significant portion of revenues realized from a relatively small number of customers and any credit risks associated with the financial position of those customers; factors affecting operations such as maintenance or repairs, environmental incidents or gas pipeline system constraints; the Company’s or any of its subsidiaries debt securities ratings; the economic climate and growth in the energy industry and service territories and competitive conditions of energy markets in general; inflationary trends; changes in gas or other energy market commodity prices and interest rates; the current market conditions causing more customer contracts to be of shorter duration, which may increase revenue volatility; the possibility of war or terrorist attacks; the nature and impact of any extraordinary transactions such as any acquisition or divestiture of a business unit or any assets.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTHERN UNION COMPANY
(Registrant)

Date	July 27, 2004	By	DAVID J. KVAPIL
David J. Kvapil
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Southern Union Company dated July 27, 2004.